SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):  August 13, 1999
                                                   ...............

                               VIALOG CORPORATION
 ................................................................................
             (Exact name of registrant as specified in its charter)


  Massachusetts                       333-44041                  04-3305282
 .....................           ....................        ....................
 (State or other                  (Commission                 (I.R.S. Employer
   jurisdiction                    File Number)              Identification No.)
of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
 ...............................................................................
                    (Address of principal executive offices)


                                                     (978) 975-3700
Registrant's telephone number, including area code..............................

 ................................................................................
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         Approximately 26 of the Registrant's shareholders, including the Registrant's founder and largest shareholder, John J. Hassett (the "Participating Shareholders"), have recently agreed with the Registrant to voluntarily extend by 120 days the "lock-up" period applicable to certain of the Registrant's securities beneficially owned by Participating Shareholders. The original 180 day lock-up period expired on August 4, 1999. The extended lock-up period agreed to by the Participating Shareholders will expire on December 3, 1999. The extended lock up period applies to an aggregate of approximately 2,002,500 shares of the Registrant's common stock and options to purchase an aggregate of approximately 473,750 shares of the Registrant's common stock.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                     VIALOG CORPORATION


Date:  August 16, 1999                               By: /s/ Kim Mayyasi
                                                        -----------------------
                                                        Kim Mayyasi, President